UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2013

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10245	95-1480559
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Board of Directors (the “Board”) of RCM Technologies, Inc. (the “Company”) approved the amendment and restatement of the Company’s existing amended and restated bylaws (the “Existing Bylaws”).  The bylaws, as amended and restated on December 5, 2012 (the “Amended and Restated Bylaws”)  differ from the Existing Bylaws in primarily the following respects:  (i) in Article III, new Section 3.03 establishes procedures and parameters regarding the process by which stockholders may call a special meeting of the Company’s stockholders (without altering the percentage of stockholders required to call a special meeting); (ii) in Article III, new Section 3.13 establishes advance notice provisions (including notice periods and informational requirements) with respect to business to be brought before a meeting of the Company’s stockholders; (iii) in Article III, new Section 3.14 sets forth certain procedural matters with respect to the conduct of meetings of the Company’s stockholders; (iv) in Article III, amendments to Section 3.18 revised the procedures pursuant to which the Company’s stockholders may act by written consent in lieu of a meeting (without altering the percentage of stockholders required to act by written consent); (v) in Article IV, amendments to Section 4.03 revised the provisions pursuant to which a stockholder may nominate candidates for election to the Board (including notice periods and informational requirements); (vi) in Article VII, amendments to Section 7.01 clarified the Company’s indemnification obligations to indicate that the proceedings covered by such obligations include counterclaims, cross-claims and certain third-party actions; and (vii) in Article VIII, amendments to Section 8.07 provided that amendments to the Company’s bylaws must be approved by either (a) a vote of the majority of the members of the Board or (b) a vote of at least two-thirds of the shares of common stock entitled to vote generally in the election of directors.

In addition to the foregoing, there are various other “clean-up” changes including, but not limited to, grammatical and other typographical corrections, formatting changes, numbering changes, revisions to headings, titles and captions, and capitalization of defined terms.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete Amended and Restated Bylaws, which are filed as Exhibit 3 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number	Exhibit Title
3	Amended and Restated Bylaws of RCM Technologies, Inc., as amended and restated on December 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

	By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and
Secretary

Dated: December 11, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3	Amended and Restated Bylaws of RCM Technologies, Inc., as amended and restated on December 5, 2013.